EXHIBIT 99.9

Equity One Mortgage 04-3 - Price/Yield - AF1

Balance                  $149,220,000.00    Delay               0
                                            Dated               7/23/2004
Settle                   7/23/2004          First Payment       8/25/2004

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               LIBOR_1MO              1.363               1.363              1.363               1.363              1.363
               LIBOR_6MO              1.810               1.810              1.810               1.810              1.810
                  Prepay              5 CPR              10 CPR             15 CPR              20 CPR             25 CPR
     Optional Redemption            Call (N)            Call (N)           Call (N)            Call (N)           Call (N)
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         Price                  Disc Margin         Disc Margin        Disc Margin         Disc Margin        Disc Margin
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         99-24                           30                  37                 45                  52                 59
         99-24+                          29                  36                 43                  50                 57
         99-25                           29                  35                 41                  48                 54
         99-25+                          28                  34                 40                  46                 52
         99-26                           27                  33                 38                  44                 49
         99-26+                          27                  32                 37                  42                 47
         99-27                           26                  31                 35                  40                 44
         99-27+                          26                  30                 34                  38                 42
         99-28                           25                  29                 32                  36                 40
         99-28+                          24                  28                 31                  34                 37
         99-29                           24                  26                 29                  32                 35
         99-29+                          23                  25                 28                  30                 32
         99-30                           22                  24                 26                  28                 30
         99-30+                          22                  23                 25                  26                 27
         99-31                           21                  22                 23                  24                 25
         99-31+                          21                  21                 22                  22                 22
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         100-00                          20                  20                 20                  20                 20
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        100-00+                          19                  19                 18                  18                 18
         100-01                          19                  18                 17                  16                 15
        100-01+                          18                  17                 15                  14                 13
         100-02                          18                  16                 14                  12                 10
        100-02+                          17                  15                 12                  10                  8
         100-03                          16                  14                 11                   8                  5
        100-03+                          16                  13                  9                   6                  3
         100-04                          15                  11                  8                   4                  1
        100-04+                          14                  10                  6                   2                 -2
         100-05                          14                   9                  5                   0                 -4
        100-05+                          13                   8                  3                  -2                 -7
         100-06                          13                   7                  2                  -4                 -9
        100-06+                          12                   6                  0                  -6                -12
         100-07                          11                   5                 -1                  -8                -14
        100-07+                          11                   4                 -3                 -10                -16
         100-08                          10                   3                 -4                 -12                -19
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                     WAL               2.58                1.46               1.02                0.78               0.63
          Mod Durn 30360               2.48                1.43               1.00                0.77               0.63
  Principal Window Begin                  1                   1                  1                   1                  1
    Principal Window End                 69                  39                 26                  20                 16
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